UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2024

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 993-5271

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CEAD	Nasdaq Capital Market
Warrants to purchase Common Stock	CEADW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 10, 2023 CEA Industries Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) that, based upon the closing bid price of the Company’s common stock for the 30 consecutive business day period between February 24, 2023, through April 6, 2023, the Company did not meet the minimum bid price of $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The notice indicated that the Company may submit an update to its existing plan to regain compliance with the Listing Rule no later than October 9, 2023, and, following receipt of the update, Nasdaq would consider granting an extension of 180 calendar days to regain compliance. On October 11, 2023, Nasdaq formally determined to grant the Company a second 180-day compliance period, which allowed the Company until April 7, 2024, to satisfy the Listing Rule 5550(a)(2) deficiency. During that time, the Company was unable to satisfy the Listing Rule 5550(a)(2) deficiency.

On April 9, 2024, the Company received a second notice from Nasdaq indicating that the Listings Qualifications Staff will be delisting the shares of common stock and common stock warrants from Nasdaq at the opening of business on April 18, 2024, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which would remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

On April 16, 2024, the Company filed an appeal with Nasdaq’s Listing Committee, which temporarily stays the delisting of the Company’s securities and the filing of the Form 25-NSE, pending the decision of the Nasdaq’s Listing Committee. As part of this process the Company will be provided a hearing, at which it will be asked to provide a plan to regain compliance and a commitment to effect a reverse stock split, if necessary.

As a result, until further notice, the Company’s shares and common stock warrants will continue to trade on the Nasdaq under the tickers “CEA” and “CEADW”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2024	CEA INDUSTRIES, INC.

	By	/s/ Anthony K. McDonald
Anthony K. McDonald
President and Chief Executive Officer